February 7, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY INCOME BUILDER FUND
Dated January 27, 2006

On February 6, 2006, the Board of Trustees of the Morgan Stanley Income Builder Fund (the ‘‘Fund’’) approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Balanced Growth Fund (‘‘Balanced Growth’’), pursuant to which substantially all of the assets of the Fund would be combined with those of Balanced Growth and shareholders of the Fund would become shareholders of Balanced Growth, receiving shares of Balanced Growth equal to the value of their holdings in the Fund (the ‘‘Reorganization’’). Each shareholder of the Fund will receive the Class of shares of Balanced Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Balanced Growth will be distributed to shareholders of the Fund during the second quarter of 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

38421SPT-02